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                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65511 for Alpine Life Insurance Company Separate Account Two on Form S-6.


                                             /s/ Arthur Andersen



Hartford, Connecticut
April 12, 1999